Principal Life Insurance Company Separate Account B

Supplement dated August 30, 2018 to
the Statutory Prospectus dated May 1, 2018 for
Principal Pivot Series Variable AnnuitySM
(as supplemented on June 21, 2018 and June 29, 2018)

This supplement updates information contained in the Statutory Prospectus for the variable annuity contract referenced above. Please retain this supplement for future reference.

SEPARATE ACCOUNT INVESTMENT OPTIONS
In the table, delete Deutsche Variable Insurance Portfolio and replace with DWS Variable Insurance Portfolio.

10. TABLE OF SEPARATE ACCOUNT DIVISIONS
Delete the sections for Deutsche Alternative Asset Allocation Division, Deutsche Equity 500 Index Division and Deutsche Small MidCap Value Division and add the following alphabetically to the list:

DWS Alternative Asset Allocation Division (This underlying mutual fund is a fund of funds)

Invests in:	DWS Alternative Asset Allocation VIP – Class B
Investment Advisor:	RREEF America LLC through a sub-advisory agreement with DWS Investment Management Americas Inc.
Investment Objective:	seeks capital appreciation.

DWS Equity 500 Index Division

Invests in:	DWS Equity 500 Index VIP – Class B2
Investment Advisor:	DWS Investment Management Americas Inc. and Northern Trust Investment, Inc.
Investment Objective:
seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.

DWS Small Mid Cap Value Division

Invests in:	DWS Small Mid Cap Value VIP – Class B
Investment Advisor:	DWS Investment Management Americas Inc.
Investment Objective:	seeks long-term capital appreciation.